UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2022

DERMTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11099 N. Torrey Pines Road, Suite 100
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2022, the board of directors, or the Board, of DermTech, Inc., or the Company, increased the size of the Board from six seats to eight seats and appointed Kirk Malloy and Mark Capone to the Board to fill the two newly-created vacancies. Mr. Malloy was appointed as a Class I director with a term expiring at the 2025 annual meeting of stockholders. Mr. Capone was appointed as a Class II director with a term expiring at the 2024 annual meeting of stockholders. The Board anticipates naming both Mr. Malloy and Mr. Capone to serve on one or more committees of the Board, but at the time of this Current Report on Form 8-K, the Board has not determined the committee(s) to which each will be named.

Mr. Malloy and Mr. Capone will be compensated in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Policy, as it may be amended from time to time.

Also, in connection with their election to the Board, Mr. Malloy and Mr. Capone each entered into an indemnification agreement, or the Indemnification Agreement, with the Company. The Indemnification Agreement is substantially the same form of indemnification agreement that the Company has entered into with its other directors, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2019. The Indemnification Agreement provides that the Company will indemnify Mr. Malloy and Mr. Capone for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as a director.

There are no arrangements or understandings between either Mr. Malloy or Mr. Capone and any other person pursuant to which each individual was elected as a director.

Item 8.01. Press Release

On July 18, 2022, the Company issued a press release announcing the appointment of Mr. Malloy and Mr. Capone as directors of the Company. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: July 18, 2022	By:	/s/ Kevin Sun
	Name:	Kevin Sun
	Title:	Chief Financial Officer